1290 FUNDS®

1290 Retirement 2060 Fund

Supplement dated July 19, 2023 to the Summary Prospectus, Prospectus, and Statement of Additional Information dated March 1, 2023, as supplemented

Important Notice Regarding Proposed Changes to the Investment Policy and

Principal Investment Strategy of the 1290 Retirement 2060 Fund

This Supplement updates certain information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), as supplemented, of 1290 Funds (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus, and SAI and retain it for future reference. You can find the Summary Prospectus, Prospectus, SAI, reports to shareholders and other information online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

The purpose of this supplement is to provide you with information regarding proposed changes to the 1290 Retirement 2060 Fund (the “Fund”). As discussed below, certain of the proposed changes are subject to shareholder approval.

At a meeting held on July 18-19, 2023, the Trust’s Board of Trustees (the “Board”) considered and approved certain proposed changes with respect to the Fund, including: (1) a change in the Fund’s name to “1290 Avantis® U.S. Large Cap Growth Fund” and corresponding changes to the Fund’s investment objective and principal investment strategy, including the adoption of a non-fundamental 80% policy pursuant to which the Fund would invest, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization U.S. companies (or other financial instruments that derive their value from the securities of such companies); (2) a change in the Fund’s classification from “diversified” to “non-diversified” (as described below); (3) the appointment of American Century Investment Management, Inc. (“American Century”) as the investment sub-adviser to the Fund; (4) a new Investment Sub-Advisory Agreement between Equitable Investment Management, LLC (“EIM”) and American Century with respect to the Fund; (5) a “manager-of-managers” policy for the Fund (as described below); and (6) a change in the Fund’s benchmark. It is not expected that there would be any changes to the fees and expenses of the Fund in connection with these proposed changes.

Under the proposed changes, the Fund would change from a fund-of-funds advised by EIM that invests in Underlying ETFs that, in turn, invest in domestic and international equity securities and fixed income investments, to a sub-advised fund that will invest directly in U.S. equity securities. American Century, as the Fund’s sub-adviser and acting through its division Avantis Investors®, would invest primarily in common stocks issued by large cap U.S. growth companies across market sectors and industry groups. Under the proposed changes, the Fund also would change its classification from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and implement a “manager-of-managers” policy. The proposed change in classification would enable the Fund to invest larger percentages of its assets in the securities of a single issuer — potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer — and provide the Fund with increased flexibility to respond to future investment opportunities. The proposed “manager-of-managers” policy would permit EIM, subject to the approval of the Board, to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.

Under the 1940 Act, the following proposed changes are subject to approval by the shareholders of the Fund: (i) the new Investment Sub-Advisory Agreement between EIM and American Century with respect to the Fund; (ii) the change in the Fund’s classification from “diversified” to “non-diversified” under the 1940 Act; and (iii) the “manager-of-managers” policy for the Fund (collectively, the “Proposals”). A special shareholder meeting of the Fund is anticipated to be held on or about October 23, 2023, to vote on the Proposals. If shareholders approve the Proposals, it is anticipated that all of the proposed changes described above will become effective by the end of the first quarter of 2024.

Additional information regarding the proposed changes, and the factors the Board considered in deciding to approve the proposed changes, will be sent to shareholders of the Fund as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.